Investor Presentation (NASDAQ: DCTH) October 2015 Exhibit 99.1

DELCATH SYSTEMS, INC
Forward-looking Statements
This presentation contains forward-looking statements, within the meaning of the federal securities laws, related to future events and future financial performance which include statements about our expectations, beliefs, plans, objectives, intentions, goals, strategies, assumptions and other statements that are not historical facts.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions, which could cause actual results to differ materially from expected results, performance or achievements expressed or implied by statements made herein. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons, including, but not limited to, uncertainties relating to: the timing and results of future clinical trials including without limitation the OM, HCC, ICC, and mCRC trials in the Company’s Clinical Development Program, clinical adoption, use and resulting sales, if any, for the CHEMOSAT system in Europe, our ability to obtain reimbursement for the
CHEMOSAT system and the impact on sales, if any, of reimbursement in various markets, including without limitation
Germany and the United Kingdom, our ability to successfully commercialize the Melphalan/HDS system and the potential of the Melphalan/HDS system as a treatment for patients with primary and metastatic disease in the liver, the Company's ability to satisfy the requirements of the FDA's Complete Response Letter relating to the ocular melanoma indication and the timing of the same, approval of the Melphalan/HDS system by the U.S. FDA, acceptance of the Phase 3 trial publication, the impact of presentations and abstracts at major medical meetings and congresses (SSO, ASCO, CIRSE,
ESMO,
EADO, RSNA) and future clinical results consistent with the data presented, approval of the current or future
Melphalan/HDS system for delivery and filtration of melphalan or other chemotherapeutic agents for various indications in the U.S. and/or in foreign markets, actions by the FDA or other foreign regulatory agencies, our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets and the timing and revenue, if any, of the same, uncertainties relating to the timing and results of research and development projects, and uncertainties regarding our ability to obtain financial and other resources for any clinical trials, research, development, and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange
Commission including the section entitled ‘‘Risk Factors’’ in our most recent Annual Report on Form 10-K and our Reports on Form 10-Q and Form 8-K.

DELCATH SYSTEMS, INC
About Delcath Systems
•
A specialty pharmaceutical and medical device oncology company with a principal therapeutic focus on the treatment of primary liver cancer and other cancers that have metastasized to the liver
•
Proprietary system isolates the liver from circulation, delivers a substantially higher concentration of chemotherapy (melphalan) compared with systemic doses, and filters most of the chemotherapy out of the blood prior to returning it to the patient
•
In late-stage clinical development in the U.S. with initial commercial activities underway in Europe
•
Initially pursuing orphan indications in metastatic ocular melanoma, hepatocellular carcinoma (HCC) and intrahepatic cholangiocarcinoma (ICC)
Seeking to Make a Clinically Meaningful Difference For Cancer Patients With Liver Dominant Disease

DELCATH SYSTEMS, INC
Whole Organ-Focus Disease Control
Our Solution
•
Our proprietary system isolates the liver circulation, delivers a high concentration of chemotherapy (melphalan) and filters most of the chemotherapy out of the blood prior to returning it to the patient
•
The procedure typically takes approximately 2-3 hours to complete and involves a team including the interventional radiologist, oncologist, anesthesiologist and perfusionist
•
We believe more than 250 treatments with improved device and procedure provide confidence safety can be validated in a controlled setting
Liver Isolated Via Double Balloon
Catheter In IVC
Melphalan
Infused Directly Into Liver
Via Catheter In Hepatic Artery
Blood Exiting The Liver Filtered By
Proprietary Extra-corporeal Filters

DELCATH SYSTEMS, INC
Investment Highlights
Large, Compelling Market Opportunity
•
Late-stage
asset
–
clinically
meaningful
efficacy
demonstrated
in
>600
procedures and in multiple tumor types
•
Active
clinical
program
–
initiating
global
Phase
3
study
in
ocular
melanoma; HCC/ICC Phase 2 program ongoing
•
Unique,
highly
differentiated
solution
–
multiple
orphan
designations
create barriers to entry
•
Early
stage
commercialization
in
EU
–
>250
procedures
performed
in
EU with 2nd Generation product and protocol
•
Imminent
valuation
milestones
–
2015
value
drivers
include
publications,
reimbursement and clinical data
•
Attractive
business
model
–
initial
orphan
focus
and
anticipated
high
gross margins form basis of profitable long-term model
•
Experienced
management
team
–
aligned
with
requirements
of
clinically
driven pharmaceutical industry

DELCATH SYSTEMS, INC
2015 Milestones
1H-2015
NUB reimbursement decision in Germany –
Value 4 awarded for 2015
Submit Phase 3 metastatic melanoma trial results for publication
EU registry open for enrollment
ICC cohort open for enrollment
2H-2015
ZE Reimbursement in Germany
•
EADO Abstracts released
•
RSNA Abstract released
•
Initiation of global Phase 3 metastatic ocular melanoma program
•
Interim evaluation on HCC/ICC program
Executing on Multiple Fronts to Create Value

DELCATH SYSTEMS, INC
The Liver:  A Life-Limiting Organ
•
Cancers of the liver remain a major unmet medical need
o
Large global patient population –
approximately 1.2 million* patients
diagnosed annually with primary or metastatic liver cancer
o
The liver is often the life-limiting organ for cancer patients and one of the leading causes of cancer death
o
Prognosis after liver involvement is poor, with overall survival generally less than 12 months
•
CHEMOSAT
®
Melphalan/HDS is a proprietary product uniquely
positioned to potentially treat the entire liver as a standalone or complementary therapy
* SOURCE –
2008 GLOBOCAN
Effective Liver Cancer Treatment Remains a Major Unmet Medical Need

DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Landscape
Existing Liver Cancer Treatments Have Limitations
Treatment
Advantages
Disadvantages
Systemic
–
Non-invasive
–
Repeatable
–
Systemic toxicities
–
Limited efficacy in liver
Regional
(e.g., Isolated Hepatic Perfusion)
–
Therapeutic effect
–
Targeted
–
Invasive/limited repeatability
–
Multiple treatments are
required but not possible
Focal
(e.g., surgery, radioembolization,
chemoembolization,
radiofrequency ablation)
–
Partial removal or
treatment of tumors
–
Only 10%-20% are resectable
–
Invasive and/or limited
repeatability
–
Treatment is limited by tumor
size, number of lesions and
location
–
Tumor revascularization
–
Cannot treat diffuse disease

DELCATH SYSTEMS, INC
Melphalan Dosing & Background
•
Well-understood, dose-dependent, tumor-preferential, alkylating cytotoxic agent that demonstrates little to no hepatic toxicity
•
Dose administered directly to liver is substantially higher than that of systemic IV chemotherapy
•
Melphalan, an established chemotherapy agent, is proven active at high doses with broad antitumor activity
An Established Drug for Liver Cancer Therapy
Type
Dosing (mg/kg)
Multiple Myeloma (label)
0.25
Chemoembolization
0.62
Surgical Isolated Hepatic Perfusion (IHP)
1.50
Myeloablation
2.50-3.50
Melphalan/HDS (PHP)
3.00

DELCATH SYSTEMS, INC
Total Available EU & U.S. Market Opportunity
Cancers Of The Liver Remain a Multibillion-Dollar Unmet Medical Need
Cancer Type
Annual
Incidence
1
Eligible PTS
2
Annual Potential
Market
Opportunity
(Millions)
3,5
Annual Potential
Market
Opportunity
(Millions)
4,5
Ocular Melanoma
5,700-8,600
2,600-4,300
$104-$215
$208-$430
Intrahepatic
Cholangiocarcinoma
(ICC)
11,500
6,500
$260-$330
$520-$660
Hepatocellular Carcinoma
(HCC)
64,500
7,600-14,700
$304-$735
$608-$1,470
Colorectal (CRC)
411,000
40,000-55,000
$1,600-$2,750
$3,200-$5,500
Total EU & U.S.
492,700-495,600
56,700-80,500
$2,268-$4,030
$4,536-$8,060
Notes:
1)
Globocan, American Cancer Society
2)
LEK, Strategy&, Company Estimates
3)
Assumes average of 2TX/patient
4)
Assumes average of 4TX/patient
5)
Assumes $20,000-$25,000 USD/TX

DELCATH SYSTEMS, INC
European Commercial Activity
CHEMOSAT
Hepatic Delivery System
•
Approved as Class IIb Medical Device; kit
supplied without melphalan
•
Broad indication for intra-hepatic
administration of melphalan hydrochloride and
subsequent filtration of the venous blood
return
•
>250 commercial procedures performed in
leading cancer centers across the EU
•
ZE National Procedure Code Established for
2016; 2015 Reimbursement via Individual
Funding Requests
•
UK private pay insurance; block grants
pending
•
2015 YTD EU Sales exceed 2014 on local
currency basis
®

DELCATH SYSTEMS, INC
ZE Reimbursement
•
First National Reimbursement Coverage Mechanism for CHEMOSAT in Europe
•
Establishes DRG Code for CHEMOSAT procedures in Germany
•
Augments coverage under established codes until dedicated, comprehensive DRG code can be established
•
Hospitals negotiate reimbursement level with insurers beginning Feb 2016
•
Replaces annual NUB process
•
ZE Coverage in response to applications submitted by German Radiology Society;
represents significant support for CHEMOSAT TX for cancers in the liver

Repeat Treatments per Year
40
35
30
25
20
15
10
5
0
2012
2013
2014
2015 (Jan-Sept)

OM v Other Tumors
in new patients
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2014
2015 (Jan-Sept)
OM
All Other

DELCATH SYSTEMS, INC
Increasing & Expanding Clinical Utilization
Utilization Expanding Into Other Tumor Types Beyond Ocular Melanoma
All
other
includes:
cutaneous
melanoma,
HCC,
ICC,
CRC,
breast
mets,
neuroendocrine
mets,
pancreatic,
mucosal
melanoma,
sarcoma,
and
gastric
mets

DELCATH SYSTEMS, INC
Clinically Differentiated Results
•
Phase 1, 2 and 3 trials produced positive results in multiple histologies
•
Melanoma Liver Mets
o
Positive Phase 3 results in hepatic metastatic melanoma
o
n=93 (90% ocular melanoma, 10% cutaneous melanoma)
•
Neuroendocrine Tumor (NET) Liver Mets
o
mNET cohort in Phase 2 trial showed encouraging 42% objective response rate
(ORR) vs. ~10% for approved targeted therapy
o
Median overall survival of ~32 months on ITT basis
•
Hepatocellular Carcinoma (HCC)
o
Positive signal with high-dose melphalan in HCC cohort of Phase 2 trial (5/8 patients)
is encouraging when approved systemic therapies have modest efficacy and challenges with tolerability
•
Colorectal Cancer (CRC) Liver Mets
o
Data from surgical Isolated Hepatic Perfusion (IHP) with melphalan indicates strong potential in well-defined patient population with earlier stage CRC yielding ~50-60%
median response rate and median OS of 17.4-24.8 mos
Encouraging Initial Results on a Broad Range of Histologies

▪ ▪ ▪ ▪
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		▪ ▪ ▪ ▪ ▪ ▪
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		▪
		▪
		▪ ▪ ▪

DELCATH SYSTEMS, INC
Clinical Development Program
Trials
Tumor
Objectives
Phase 3 Pivotal Trial
OM liver mets
Global
Phase
3
trial
to
start
2H-2015
~240 PTS, 30 mos accrual, 2017 Interim Analysis
Primary endpoint: Overall
Survival (OS)
Believed to be fastest pathway to NDA approval in the U.S.
Phase 2 Program
HCC
(unresectable
confined to the
liver)
Protocol 201 (U.S. only)
Evaluate ORR (mRECIST)
Assess safety, PFS
Characterize systemic exposure of melphalan
Assess patient QoL
Protocol 202 (EU only)
Evaluate ORR (mRECIST)
Assess safety, PFS
Characterize systemic exposure of melphalan
Assess patient QoL
ICC
(unresectable
confined to the
liver)
Added to 202 HCC trial protocol
ORR of Melphalan/HDS treatment in patients with intra-hepatic cholangiocarcinoma (ICC)
Other measures as specified in the 202 EU protocol
Signal-seeking go/no-go decision 2H-2015
Investigator Initiated
Trials
mCRC
University of
Leiden study; 10 patients
treated to date
HCC
Johannes Wolfgang Goethe University
Hospital (Frankfurt) study; different patient selection from
202 study; open for enrollment
EU Commercial Registry
EU Commercial
Cases
Open
for
enrollment;
data
collection
on
safety,
QoL
assessments
Potential efficacy signals in additional tumor types
Support reimbursement in key markets
Safety,
efficacy
of
Melphalan/HDS
treatment
followed
by
sorafenib
Safety,
efficacy
of
Melphalan/HDS
treatment
w/o
sorafenib
in
patients
with
unresectable
liver cancer

DELCATH SYSTEMS, INC
OM Metastases Rationale
•
OM has high incidence of liver metastases
o
Up to 90% of patients with metastases will have liver involvement
o
Life expectancy of approximately 6 months
o
5,700 -
8,600 cases of OM liver metastases diagnosed in U.S. and EU
annually
•
Clear efficacy signal seen in prior Phase 3 trial of Melphalan/HDS
•
Currently no standard of care
•
Believed to be fastest pathway to NDA approval in the U.S.
•
FDA granted Melphalan/HDS orphan drug designation for treatment of OM
*Sources:
ACS,
SEER,
NIH,
OMF,
KOL
Interviews,
2014
3
rd
Party
Analysis
Proven Efficacy in Attractive Orphan Opportunity

DELCATH SYSTEMS, INC
Intent-to-Treat Analysis (June 2012)
5.3 mos improvement in hPFS
Hazard ratio = 0.50
(95% CI 0.31–0.80)
p=0.0029
Months
7.0
1.7
1
.
0
0
.
8
0
.
6
0
.
4
0
.
2
0
.
0
Proportion of patients surviving
5.3 mo
Chemosaturation (CS-PHP)
Previous Ocular Melanoma Mets Phase 3 Results
0
5
10
15
20
25
30
Best alternative care (BAC)
Hepatic Progression Free Survival (hPFS)
Chemosaturation (CS-PHP)
3.8 mos improvement in PFS
Hazard ratio = 0.42
(95% CI 0.27–0.64)
p<0.0001
Overall Progression Free Survival (Investigator)
Proportion of patients surviving
Months
5.4
1.6
1
.
0
0
.
8
0
.
6
0
.
4
0
.
2
0
.
0
3.8 mo
Intent-to-Treat Analysis (June 2012)
Best alternative care (BAC)
0
5
10
15
20
25
30
35
40
45
50
55
Clinically
Meaningful
Benefit
Previously
Demonstrated
for
Metastatic
OM
Patients
4 subjects remain
alive at 5-8 years
All were recipients
of CS-PHP

DELCATH SYSTEMS, INC
HCC & ICC Rationale
•
Significant opportunity in the U.S. and EU
o
HCC most common primary cancer of the liver
o
~76,000* cases diagnosed annually
o
ICC represents ~15% of new HCC cases diagnosed annually
o
~90% HCC/ICC PTS not candidates for surgical resection
o
20-30% PTS candidates for focal interventions
•
Large unmet medical need in first-line therapy
o
Only one approved systemic therapy for HCC in the U.S., EU and certain
Asian markets
•
FDA granted Melphalan/HDS orphan drug designations for treatment of unresectable HCC & ICC
•
Efficacy signals from early commercial uses in EU
*Sources:
WHO,
KOL
Interviews,
2014
3
rd
Party
Analysis
Large, Deadly Disease in Need of Better Treatments

DELCATH SYSTEMS, INC
Prior FDA Experience
•
New Drug Application (NDA) submitted August 2012 seeking
indication in OM liver metastases with first-generation filter and procedure
•
ODAC meeting in May 2013
o
Efficacy shown with statistical significance
o
Negative vote due to benefit/risk analysis
o
Complete FDA & Delcath ODAC briefing materials available at
www.delcath.com/clinical-research/clinical-bibliography/
•
Complete Response Letter (CRL) issued September 2013
•
FDA requests include, but not limited to:
o
Well-controlled randomized trial(s) to establish the safety and efficacy using the to-be-marketed device configuration
o
Overall survival as the primary efficacy outcome measure
o
Demonstrate clinical benefits outweigh risks
FDA Learnings Provide Beneficial Clinical Study Roadmap

DELCATH SYSTEMS, INC
Risks Observed in Previous Clinical Program
•
Risks observed with prior product and procedure protocol
•
Integrated safety population of patients showed risks associated with melphalan/HDS included:
o
4.1% incidence of death due to adverse reactions
o
4% incidence of stroke
o
2% reported incidence of myocardial infarction in the setting of an incomplete cardiac risk assessment
o
70% incidence of grade 4 bone marrow suppression with a median time of recovery of greater than 1 week
o
18% incidence of febrile neutropenia, along with the additive risk of hepatic injury, severe hemorrhage and gastrointestinal perforation
•
Deaths due to certain adverse reactions did not occur again during the clinical trials following the adoption of related protocol amendments
•
Safety improvements implemented
Treating Physicians in U.S. and EU Report Improved Safety Profile

esso
THE EUROPEAN SOCIETY OF SURGICAL ONCOLOGY

SSO Society of Surgical Oncology

ASCO
American Society of Clinical Oncology

CIRSE

EADO
European Association of Dermato Oncology

ESMO
GOOD SCIENCE
BETTER MEDICINE
BEST PRACTICE
European Society for Medical Oncology

100 RSNA® 2015

DELCATH SYSTEMS, INC
Growing Body of Clinical Support for CHEMOSAT
EU KOL Forum affirms benefits to liver
cancer patients
o
4 TX being administered; shown to
be safe and well tolerated
o
Providing clinical benefit and good QoL
o
Reimbursement continues to be
covered through individual funding
requests
Abstracts Accepted at Major Medical
Meetings
o
ESSO 2014
o
SSO 2015
o
ASCO 2015
o
CIRSE 2015
o
EADO 2015
o
ESMO 2015
o
RSNA 2015

ECCO 18
18th ECCO · 40th ESMO
European Cancer Congress
Reinforcing multidisciplinarity
VIENNA, AUSTRIA, 25 - 29 SEPTEMBER 2015
ESMO 40

DELCATH SYSTEMS, INC
Recent Data Presentations –
ECCO
2015
Leiden University Medical Center, Erasmus Medical Center (the Netherlands)
Treating Unresectable Liver Metastases of Uveal Melanoma with (Percutaneous)
Isolated Hepatic Perfusion with Melphalan: Results from Two Experienced Centers
•
Investigators compared TX with IHP and PHP for ocular melanoma liver metastases
•
IHP cohort (n=30) treated between 1999 and 2009
o
PFS was 6 mos
o
Disease recurrence mainly in the liver
o
OS was 10 mos
(vs 6 mos historic avg for IHP)
•
PHP cohort ( n=9); PTS received 15 PHP TX since Feb 2014
o
Max follow up period was 14 mos
o
8 PTS still alive, 7 without disease progression
o
Decrease in red/white blood cell count observed following TX; 3 PTS received blood transfusion
o
TX overall was well tolerated
•
Conclusion: PHP appears to be effective/safe procedure in select patients with unresectable liver metastases from CRC or OM and can be repeated

DELCATH SYSTEMS, INC
Recent Data Presentations –
CIRSE 2015
Leiden University Medical Center (the Netherlands)
Safety
and
efficacy
of
Delcath
2
nd
Generation
filter
in
PHP
with
melphalan
for unresectable hepatic metastases of colorectal cancer and uveal melanoma
•
15 PHP procedures performed with CHEMOSAT on 10 pts; PK blood samples @ baseline, set intervals
•
PHP performed with melphalan dose of 3mg/kg; 1st blood sample filtration efficiency = 93%
•
Grade 3 complications (mostly leukocytopenia, thrombocytopenia) in 7 pts; febrile neutropenia
(w/bacterial pharyngitis) in 1 pts (not seen following introduction of growth factors)
•
Conclusion:
2
nd
and acceptable morbidity
Southampton University (United Kingdom)
Lessons and Early Results from the Largest Single Center Experience in Europe of
Treating Ocular Melanoma Liver Metastases with Chemosaturation via Percutaneous
Hepatic Perfusion
•
Retrospective analysis of 22 pts; 20 received TX w/PHP
•
11 pts alive after median 280 days; one complete response > 1yr post TX
•
9 deaths from disease progress after median 264 days post TX
•
Complete response in liver in 2 pts (10%), 13 pts (65%) had partial liver response, 2 pts (10%)
had stable disease > 3mos
•
Conclusion: PHP effective palliative TX in bleak disease  with an acceptable side-effect profile
Generation filter efficiency very high; PHP associated with no mortality

DELCATH SYSTEMS, INC
Recent Data Presentations -
ASCO 2015
Southampton University Hospital (UK)
o
Analysis of 20 ocular melanoma patients who received 34 TX
o
Eleven patients remain alive after a median of 280 days with one complete response ongoing at >1 year
o
From the diagnosis of liver metastases, 11 patients (55%) survived to one year and
3 (15%) for >2 years; no procedure related deaths were seen
o
ORR 85%: 2 patients (10%) demonstrated stable disease for >3 months, 13 patients (65%) had a partial response, 2 patients (10%) demonstrated complete response
o
Nine deaths from disease progression occurred after a median of 264 days from the first procedure
Adverse Events
o
Early AEs often expected with percutaneous hepatic perfusion (PHP) were observed including coagulopathy, electrolyte disturbances and transient transaminases (elevated liver enzymes).
Rare late AEs (1 patient each) included
hair loss, skin rash, myelosuppression and persistent transaminases (elevated liver enzymes)
o
AEs seen were grade 1 (n=12), 2 (n=13), 3 (n=5) and 4 (n=1)
o
Grade 4 complication was pulmonary edema due to fluid overload

DELCATH SYSTEMS, INC
Recent Data Presentations -
SSO 2015
Moffitt Cancer Center (Tampa, FL)
Hepatic Progression Free and Overall Survival after Regional Therapy to the
Liver for Metastatic Melanoma
o
Retrospective analysis of 30 patients with ocular or cutaneous melanoma treated with Melphalan/HDS (n=10), chemoembolization (CE, n=12), and yttrium-90 (Y90,
n=6)
o
Study showed significant difference in hepatic progression free survival (HPFS) for
Melphalan/HDS (310 days), CE (80 days), Y90 (54 days)
o
Median overall survival (OS) longest for Melphalan/HDS (736 days) vs Y90 (285 days) CE (265 days), but did not reach statistical significance
o
Authors concluded that HPFS and progression free survival (PFS) were significantly prolonged with Melphalan/HDS vs CE and Y90

EADO
European Association of Dermato Oncology

RSNA® 2015

DELCATH SYSTEMS, INC
Coming Soon
Leiden University Medical Center in the Netherlands
Treating Unresectable Liver Metastases Of Uveal Melanoma With
Percutaneous Hepatic Perfusion With Melphalan
Southampton University in the United Kingdom
Liver Directed Treatment Of Metastatic Uveal Melanoma By
Chemosaturation Via Percutaneous Hepatic Perfusion –
A Single Centre
Experience
Frankfurt University Hospital
Chemosaturation with Percutaneous Hepatic Perfusion of Melphalan for Hepatic Metastases from Uveal Melanoma: Multiinstitutional
Evaluation

DELCATH SYSTEMS, INC
Cash & Capital Resources
Cash & Cash Equivalents
$19.1 million at July 31, 2015
Debt
None
ATM Program
1
$40 million available at July 31, 2015
Shares Outstanding
21.8
million
(40.7
million
fully
diluted
2
)
at
July
31,
2015
1)
Subject to market conditions and certain limitations
2)
Fully diluted includes approximately 0.8 million options and 18.1 million warrants
Focused Spending and Resources to Support Execution of Near-term Plan

In Summary
•
Attractive multi-billion dollar orphan
drug business model
•
Unique, highly differentiated solution
•
Late-stage asset in U.S. with active
clinical development program
•
Early commercial activity in EU with
increasing sales/procedure volumes
•
Compelling emerging data
•
Imminent valuation milestones
•
Experienced pharmaceutical
management team executing a
data-driven plan

DELCATH SYSTEMS, INC

30 DELCATH SYSTEMS, INC © 2015 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED Delcath and CHEMOSAT are registered trademarks of Delcath Systems, Inc.